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                                 Exhibit 10.27
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08/06/96                                                                12/01/92
08/28/96
09/09/96


                                     LEASE


      THIS INDENTURE of lease, dated as of the 30th day of September, 1996, by and between OPUS SOUTHWEST CORPORATION, a Minnesota corporation, owner of the Complex (as hereinafter defined), hereinafter referred to as "Lessor", and P.J. FOOD SERVICE, INC., a Kentucky corporation, hereinafter referred to as "Lessee".

                                  WITNESSETH:

      That Lessor, in consideration of the rents and covenants hereinafter set forth, does hereby lease and let unto Lessee, and Lessee does hereby hire and take from Lessor, that certain space shown and designated on the site plan attached hereto and made a part hereof as Exhibit A (the "Site Plan"), which space consists of approximately 25,436 square feet, located in the office and warehouse complex known and described as Kyrene Business Park located north of the northwest corner of Kyrene Road and Elliot Road, Tempe, Arizona, and the Premises is located at 7350 South Kyrene Road, Tempe, Arizona 85283. The aforesaid space leased and let unto Lessee is hereinafter referred to as the "Premises"; the land (including all easement areas appurtenant thereto) upon which the building or buildings of which the Premises are a part is herein-after referred to as the "Property"; and the Property and all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof located therein and thereon and the appur-tenant parking facilities, if any, are hereinafter called the "Complex".

      Lessee hereby accepts this Lease and the Premises upon the covenants and conditions set forth herein and subject to any encumbrances, covenants, conditions, restrictions and other matters of record and all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use of the Premises.

      TO HAVE AND TO HOLD THE SAME PREMISES, without any liability or obligation on the part of Lessor to make any alterations, improvements or repairs of any kind on or about the Premises, except as expressly provided herein, for a term of five (5) years, commencing on the first (1st) day of December, 1996, and ending on the thirtieth (30th) day of November, 2001, unless sooner terminated in the manner provided hereinafter, to be occupied and used by Lessee for general warehouse purposes, including receiving, ordering, production, shipping, selling and billing of products, materials and merchandise made or distributed by Lessee, its parent, affiliates or subsidiaries, and for no other purpose, subject to the covenants and agreements hereinafter contained.

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ARTICLE I.  BASE RENT:  In consideration of the leasing aforesaid, Lessee agrees to pay to Lessor, at c/o Normandale Properties Southwest Corporation, 4742 North 24th Street, Suite 100, Phoenix, Arizona 85016, Attention: Accounting Department or at such other place as Lessor from time to time may designate in writing, an annual rental as hereinafter set forth, sometimes hereinafter referred to as the "Base Rent", payable monthly, in advance, in installments as hereinafter set forth, commencing on the first day of the term and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term:

            APPLICABLE PORTION                         MONTHLY
                  OF TERM                             BASE RENT
            ------------------                        ---------

              Months 01-60                            $ 8,139.52

      If the term commences on a date other than the first day of a calendar month or ends on a date other than the last day of a calendar month, monthly rent for the first month of the term or the last month of the term, as the case may be, shall be prorated based upon the ratio that the number of days in the term within such month bears to the total number of days in such month.

ARTICLE II. ADDITIONAL RENT: In addition to the Base Rent payable by Lessee under the provisions of Article I hereof, Lessee shall pay to Lessor "Additional Rent" as hereinafter provided for in this Article II. All sums under this
Article II and all other sums and charges required to be paid by Lessee under this Lease (except Base Rent), however denoted, shall be deemed to be "Additional Rent". If any such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as Additional Rent with the next installment of Base Rent falling due.

      For purposes of this Article II, the parties hereto agree upon the following Definitions:

      A. The term "Lease Year" shall mean each of those calendar years commencing with and including the year during which the term of this Lease commences, and ending with the calendar year during which the term of this Lease (including any extensions or renewals) terminates.

      B. The term "Real Estate Taxes" shall mean and include all personal property taxes of Lessor relating to Lessor's personal property located in the Complex and used or useful in connection with the operation and maintenance thereof, real estate taxes and installments of special assessments, including interest thereon, relating to the Property and the Complex, and all other governmental charges, general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind and nature whatsoever, or other tax, however described, which is levied or assessed by the United States of America or the state in which the Complex is located or any political subdivision thereof, against Lessor or all or any part of the Complex as a result of Lessor's ownership of the

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            Property or the Complex, and payable during the respective Lease
            Year. The term "Real Estate Taxes" shall also include any assessments or other charges imposed against Lessor or all or any part of the Complex and payable during the respective Lease Year as a result of the Complex being subject to any covenants, conditions or restrictions now or hereafter recorded, as the same may be amended from time to time. It shall not include any net income tax, estate tax or inheritance tax. Nothwithstanding anything to the contrary contained herein, the term "Real Estate Taxes" shall not include personal property taxes of Lessor relating to any of Lessor's personal property to the extent that such personal property is used or useful in connection with the operation and maintenance of future phases of Lessor's proposed development of the real property adjacent to the Complex. In addition, "Real Estate Taxes" shall not include any special assessments or other charges imposed against Lessor as a result of the development of future phases of Lessor's proposed development of the real property adjacent to the Complex, including, without limitation, Phase II or Phase III (as hereinafter defined).

      C. The term "Operating Expenses" shall mean and include all expenses incurred with respect to the maintenance and operation of the Property and the Complex as determined in accordance with generally accepted accounting principles consistently followed, including, but not limited to, insurance premiums (including insurance premiums for rent insurance), maintenance and repair costs, steam, electricity, water, sewer, gas and other utility charges (if any), fuel for maintenance vehicles, lighting, window washing and janitorial services for the common areas, trash and rubbish removal (excluding removal of garbage generated by tenants of the Complex), wages payable to employees of Lessor whose duties are directly connected with the operation and maintenance of the Property and the Complex (but only for the portion of their time allocable to work related to the Complex), amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Property and the Complex, all costs of uniforms, supplies and materials used in connection with the operation and maintenance of the Property and the Complex, all payroll taxes, unemployment insurance costs, vacation allowances and the cost of providing disability insurance or benefits, pensions, profit sharing benefits, hospitalization, retirement or other so-called fringe benefits, and any other expense imposed on Lessor or its contractors or subcontractors, pursuant to law or pursuant to any collective bargaining agreement covering such employees, all services, supplies, repairs, replacements (except those of a capital nature) or other expenses for maintaining and operating the Complex, reasonable attorneys' fees and costs in connection with appeal or contest of real estate or other taxes or levies, and such other expenses as may be ordinarily

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            incurred in the operation and maintenance of a warehouse complex and not specifically set forth herein, including reasonable management fee not to exceed three percent (3%) of annual gross receipts received from the operation of the Complex. The term "Operating Expenses" shall not include any capital improvement to the Complex other than replacements required for normal maintenance and repair, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other insured casualty, expenses incurred in leasing or procuring tenants for the Complex or for Phase II or Phase III (as defined in Article XXVI), leasing commissions, advertising and marketing expenses, expenses for renovating space for new tenants, legal expenses incident to enforcement by Lessor of the terms of any lease, interest or principal payments on any mortgage or other indebtedness of Lessor, compensation paid to any employee of Lessor above the grade of building superintendent, depreciation allowance or expense. Notwithstanding the foregoing, in the event Lessor installs equipment in or makes improvements or alterations to the Complex which are for the purpose of reducing energy costs, maintenance costs or other Operating Expenses or which are required under any governmental laws, regulations or ordinances which were not required at the date of commencement of the term of this Lease, Lessor may include in Operating Expenses reasonable charges for interest on such investment and reasonable charges for depreciation on the same so as to amortize such investment over the reasonable life of such equipment, improvement or alteration on a straight line basis. Operating Expenses shall also be deemed to include expenses incurred by Lessor in connection with city sidewalks adjacent to the Property or other public facility to which Lessor or the Complex is from time to time subject in connection with operations of the Property and the Complex, only to the extent such other public facility benefits Phase I (as depicted on the Site
            Plan).

      D. The term "Lessee's Pro Rata Share of Real Estate Taxes" shall mean twenty-five and fifty-nine one hundredths percent (25.59%) of the Real Estate Taxes for the applicable Lease Year, and the term "Lessee's Pro Rata Share of Operating Expenses" shall mean twenty-five and fifty-nine one hundredths percent (25.59%) of the Operating Expenses for the applicable Lease Year. Said percentages have been agreed upon by the parties hereto after due consideration of the rentable area of the Premises compared to the rentable area of the Complex.

      As to each Lease Year after the term of this Lease commences, Lessor shall estimate and provide Lessee with a detailed cost projection in writing for each such Lease Year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Lessee's Pro Rata Share of Real Estate Taxes; (iv) Lessee's Pro Rata Share of Operating Expenses; (v) the computation of the annual and monthly rental payable during such Lease Year as a result of increases or decreases in Lessee's Pro Rata Share of Real

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Estate Taxes and Lessee's Pro Rata Share of Operating Expenses.  Said estimate shall be in writing and shall be delivered or mailed to Lessee at the Premises.

      Lessee shall pay, as Additional Rent, the amount of Lessee's Pro Rata Share of Real Estate Taxes for each Lease Year and Lessee's Pro Rata Share of Operating Expenses for each Lease Year, so estimated, in equal monthly installments, in advance, on the first day of each month during each applicable Lease Year. In the event that said estimate is delivered to Lessee after the first day of January of the applicable Lease Year, said amount, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month over the balance of such Lease Year, with the number of installments being equal to the number of full calendar months remaining in such Lease Year.

      Not more than once during any applicable Lease Year, Lessor may re-estimate the amount of Real Estate Taxes and Operating Expenses and Lessee's Pro Rata Share thereof, and in such event Lessor shall notify Lessee, in writing, of such re-estimate and the reasons for such re-estimate in the manner above set forth and fix monthly installments for the then remaining balance of such Lease Year in an amount sufficient to pay the re-estimated amount over the balance of such Lease Year after giving credit for payments made by Lessee on the previous estimate.

      Upon completion of each Lease Year, Lessor shall cause its accountants to determine the actual amount of Real Estate Taxes and Operating Expenses for such Lease Year and Lessee's Pro Rata Share thereof and deliver a written certification of the amounts thereof to Lessee after the end of each Lease Year. If Lessee has paid less than its Pro Rata Share of Real Estate Taxes or its Pro Rata Share of Operating Expenses for any Lease Year, Lessee shall pay the balance of its Pro Rata Share of the same within ten (10) days after the receipt of such statement. If Lessee has paid more than its Pro Rata Share of Real Estate Taxes or its Pro Rata Share of Operating Expenses for any Lease Year, Lessor shall, at Lessee's option, either (i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's Pro Rata Share of Real Estate Taxes and Lessee's Pro Rata Share of Operating Expenses for the next following Lease Year. A pro rata adjustment shall be made for a fractional Lease Year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of this Lease during said Lease Year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this Article II shall be adjusted accordingly.

      Further, Lessee shall pay, also as Additional Rent, all other sums and charges required to be paid by Lessee under this Lease, and any tax or excise on rents, gross receipts tax, transaction privilege tax or other tax, however described, which is levied or assessed by the United States of America or the state in which the Complex is located or any political subdivision thereof, or any city or municipality, against Lessor in respect to the Base Rent, Additional Rent, or other charges reserved under this Lease or as

                                      -6-
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a result of Lessor's receipt of such rents or other charges accruing under this
Lease; provided, however, Lessee shall have no obligation to pay net income taxes of Lessor.

ARTICLE III. LATE CHARGE AND OVERDUE AMOUNTS - RENT INDEPENDENT: Lessee shall pay to Lessor, as liquidated damages, a late charge equal to five percent (5%) of any amount not paid on the date when the same is due to compensate Lessor for its costs in connection with such late payment by Lessee. The assessment or collection of a late charge hereunder shall not constitute the waiver by Lessor of a default by Lessee under this Lease and shall not bar the exercise by Lessor of any rights or remedies available under this Lease. In addition, any installment of Base Rent, Additional Rent or other charges to be paid by Lessee accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of eighteen percent (18%) per annum from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances. Lessee's covenants to pay the Base Rent and the Additional Rent are independent of any other covenant, condition, provision or agreement herein contained. Nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Lessor. Base Rent and Additional Rent are sometimes collectively referred to as "rent". Except as may specifically be set forth to the contrary elsewhere herein, rent shall be payable without deduction, offset, prior notice or demand, in lawful money of the United States.

ARTICLE IV. POSSESSION OF PREMISES: If Lessor shall be unable to give possession of the Premises on the date of the commencement of the term because the construction of the Complex or the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession on said date. Under said circumstances, the rent reserved and covenant to pay same shall not commence until possession of the Premises is given or the Premises are ready for occupancy, whichever is earlier, and, subject to the preceding sentence, failure to give possession on the date of commencement of the term shall in no way affect the validity of this Lease or the obligations of Lessee hereunder; provided, however, that if the date of commencement of the initial term is delayed beyond the scheduled commencement date, the expiration date of the initial term shall be extended to provide for a full five-year initial term of this Lease. If Lessee is given and accepts possession of the Premises on a date earlier than the date above specified for commencement of the term, the rent reserved herein and all covenants, agreements and obligations herein and the term of this Lease shall commence on the date that possession of the Premises is given to Lessee.

      The acceptance of possession by Lessee shall be deemed conclusively to establish that the Premises and all other improvements of the Complex required to be constructed by Lessor for use thereof by Lessee hereunder have been completed at such time to Lessee's

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satisfaction and in conformity with the provisions of this Lease in all respects unless Lessee notifies Lessor in writing within sixty (60) days after commencement of the term as to any items not completed. Lessee waives any claim as to matters not listed in said notice. Lessee acknowledges that neither
Lessor nor any agent of Lessor has made any representation or warranty with respect to the Premises or the Complex or with respect to the suitability or fitness of either for the conduct of Lessee's business or for any other purpose.

ARTICLE V.  SERVICES:

      A. All electric lighting bulbs and tubes and all ballasts and starters within the Premises shall be replaced by Lessee at the expense of Lessee.

      B. Subject to Article II hereof, Lessor shall provide maintenance in good order, condition and repair of the parking facilities and all driveways leading thereto and keeping the same free from any unreasonable accumulation of snow. Lessor shall keep and maintain the landscaped area and parking facilities in a neat and orderly condition. Lessor reserves the right to designate areas of the appurtenant parking facilities where Lessee and its agents, employees and invitees shall park and may exclude Lessee, its agents, employees and invitees from parking in other areas as designated by Lessor; provided, however, Lessor shall not be liable to Lessee for the failure of any tenant or its invitees, employees, agents or customers to abide by Lessor's designations or restrictions.

      No interruption in, or temporary stoppage of, any of the aforesaid services caused by repairs, renewals, improvements, alterations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel or supplies, or other causes shall be deemed an eviction or disturbance of Lessee's use and possession, or render Lessor liable for damages, by abatement of rent or otherwise or relieve Lessee from any obligation herein set forth; provided, however, that if there is a localized interruption in, or localized temporary stoppage of, any of the aforesaid services in the Premises (as opposed to an interruption in the general vicinity of the Complex not under Lessor's control), and if such interruption or temporary stoppage is within the sole control of Lessor and, after notice to Lessor, Lessor does not diligently attempt and continue diligent attempts to cure such interruption or temporary stoppage, then Lessee shall be entitled to a proportional abatement of Base Rent and Additional Rent if seven (7) consecutive days of such interruption or temporary stoppage occurs after Lessor's efforts to cure same have failed. Said abatement shall be determined based upon the proportion of Lessee's business that Lessee is able to conduct in the Premises, using commercially reasonable efforts, during the period of any such interruption. In no event shall Lessor be required to provide any heat, air conditioning, electricity or other service in excess of that permitted by voluntary or involuntary guidelines or laws, ordinances or regulations of governmental authority. Lessor reserves the right, from time to

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time, to make reasonable and non-discriminatory modifications to the above standards for utilities and services. Lessee acknowledges and agrees that natural gas is not presently available at the Premises, but that natural gas can be tapped at Kyrene Road. In the event Lessee desires to tap said natural gas in Kyrene Road and bring the same to the Premises, Lessee may do so at Lessee's sole cost and expense provided Lessee first obtains the prior written consent of Lessor to Lessee's plans for such extension of natural gas to the Premises.

ARTICLE VI. USE: The Premises shall be used for general warehouse purposes including receiving, ordering, production, shipping, selling and billing of products, materials and merchandise made or distributed by Lessee, its parent, affiliates or subsidiaries and for carrying on such activities as may be incidental thereto and for no other purpose; provided, however, Lessee may not use or occupy the Premises, or knowingly permit the Premises to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation or any covenant, condition or restriction now or hereafter applicable thereto, or in any manner which would violate any certificate of occupancy or permit affecting the same, or which would cause structural injury to the Premises or cause the value or usefulness of the Premises, or any part thereof, substantially to diminish (reasonable wear and tear excepted) or which would constitute a private or public nuisance or waste, and Lessee agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use. Lessee shall not be obligated to comply with the terms of any covenant, condition or restriction hereafter recorded against the Property by Lessor to the extent said covenant, condition or restriction would materially adversely impair Lessee's ability to engage in the use permitted hereby. Any use of the Premises by Lessee involving discharge of hot water into the sewer system shall comply with all applicable laws, codes, ordinances, rules, regulations, covenants and conditions now or hereafter imposed against or encumbering the Property.

ARTICLE VII. CERTAIN RIGHTS RESERVED BY LESSOR: Lessor reserves the following rights exercisable without notice and without liability to Lessee and without effecting an eviction, constructive or actual, or disturbance of Lessee's use or possession, or giving rise to any claim for setoff or abatement of rent:

      A. To control, install, affix and maintain any and all signs on the Property, or on the exterior of the Complex and in any common corridors, entrances and other common areas thereof, except those signs within the Premises not visible from outside the Premises.

      B. To reasonably designate, limit, restrict and control any service in or to the Complex, including but not limited to the designation of sources from which Lessee may obtain sign painting and lettering; provided, however, nothing contained herein shall be deemed to limit the sources from which Lessee may obtain services used in the ordinary course of Lessee's business, including, but not limited to, courier or delivery services. Any restric-

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            tion, designation, limitation or control imposed by reason of this subparagraph shall be imposed uniformly on Lessee and other tenants occupying space in the Complex.

      C. To retain at all times and to use in appropriate instances keys to all exterior doors into the Premises. No exterior locks shall be changed without the prior written consent of Lessor. This provision shall not apply to Lessee's safes or other areas maintained by Lessee for the safety and security of monies, securities, negotiable instruments or like items, or to other areas within the Premises which Lessee deems proprietary.

      D. To make repairs, improvements, alterations, additions or installations, whether structural or otherwise, in and about the Complex, or any part thereof, and for such purposes to enter upon the Premises, and during the continuation of any of said work, to temporarily close doors, entryways, public spaces and corridors in the Complex and to interrupt or temporarily suspend services and facilities. Lessor shall give reasonable advance notice to Lessee prior to commencing such activities, and shall use commercially reasonable efforts to complete such activities at such time and in such manner so as to minimize any material adverse impact on the ability of Lessee to conduct Lessee's business in the Premises.

      E. To approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Complex and to require all such items to be moved into and out of the Complex and the Premises only at such times and in such manner as Lessor shall direct in writing. Upon approval of Lessee's space plan, as evidenced by the initials of an authorized representative of Lessor thereon, Lessor shall be deemed to have approved the weight, size and location of items to be located with the Premises. In the event any of such items shall be moved from the locations depicted on said approved space plan, Lessor shall again have the approval rights granted in this paragraph with respect to such items.

ARTICLE VIII. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make any improvements, alterations, additions or installations in or to the Premises (hereinafter referred to as the "Work") without Lessor's prior written consent, which consent may be withheld in Lessor's sole discretion in the event such improvements, alterations, additions or installations affect the structural, mechanical or electrical systems of the Premises, and which consent shall not be unreasonably withheld for other improvements, alterations, additions or installations. In the event Lessor should grant its consent to any improvements, alterations, additions or installations, such consent shall be contingent upon Lessee providing to Lessor, before commencement of the Work or delivery of any materials to be used in the Work to the Premises or into the Complex, plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and licenses, an indemnification in such

                                      -10-
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form and amount as may be reasonably satisfactory to Lessor and a performance bond executed by a commercial surety reasonably satisfactory to Lessor in an amount equal to the cost of the Work and for the payment of all liens for labor and material arising therefrom. Lessee agrees to defend and hold Lessor forever harmless from any and all claims and liabilities of any kind and description which may arise out of or be connected in any way with said improvements, alterations, additions or installations. All Work shall be done only by contractors or mechanics reasonably approved by Lessor and at such reasonable times and in such manner as Lessor may from time to time reasonably designate. All work done by Lessee or its agents, employees or contractors shall be done in such a manner as to avoid labor disputes. Lessee shall pay the cost of all such improvements, alterations, additions or installations (including a reasonable charge for Lessor's services and for Lessor's inspection and engineering time in the event Lessor is required to retain the services of a consultant in connection with such services) and the cost of painting, restoring or repairing the Premises and the Complex occasioned by such improvements, alterations, additions or installations. Upon completion of the Work, Lessee shall furnish Lessor with contractor's affidavits, full and final waivers of liens and receipted bills covering all labor and materials expended and used. The Work shall comply with all insurance requirements and all laws, ordinances, rules and regulations of all governmental authorities and shall be constructed in a good and workmanlike manner. Lessee shall permit Lessor to inspect construction operations in connection with the Work. Lessee shall not be allowed to make any improvements, alterations, additions or installations without taking reasonable steps to assure that such action does not result in a labor dispute or otherwise would not materially interfere with Lessor's operation of the Complex. Lessor, by written notice to Lessee given at or prior to termination of this Lease, may require Lessee, at Lessee's sole cost and expense, to remove any improvements, alterations, additions or installations installed by Lessee in the Premises (except for improvements related to general office use that were installed by Lessee with Lessor's approval) and to repair or restore any damage caused by the installation and removal of such improvements, alterations, additions or installations; provided, however, with the exception of Lessee's trade fixtures and equipment, the only improvements, additions or installations which Lessee shall remove shall be those specified in Lessor's notice. Lessee shall keep the Premises and the Complex free from any liens arising out of any work performed, material furnished or obligations incurred by Lessee, and shall indemnify, protect, defend and hold harmless Lessor from any liens and encumbrances arising out of any work performed or material furnished by or at the direction of Lessee. In the event that Lessee shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of and/or defense against the claim giving rise to such lien. All such sums paid by Lessor and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable as Additional Rent to Lessor by Lessee on demand with interest at the

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rate provided in Article III accruing from the date paid or incurred by Lessor until reimbursed to Lessor by Lessee.

ARTICLE IX. REPAIRS: Subject to Article X hereof, Lessee shall, during the term of this Lease, at Lessee's expense, keep the Premises in as good order, condition and repair as they were at the time Lessee took possession of the same, reasonable wear and tear and damage from fire and other casualties excepted. Lessee shall keep the Premises in a neat and sanitary condition, and Lessee shall not commit any nuisance or waste on the Premises or in, on or about the Complex, throw foreign substances in the plumbing facilities, or waste any of the utilities furnished by the Lessor. All uninsured damage or injury to the Premises or to the Complex caused by Lessee moving furniture, fixtures, equipment or other devices in or out of the Premises or the Complex or by installation or removal of furniture, fixtures, equipment, devices or other property of Lessee or its agents, contractors, servants or employees, due to carelessness, omission, neglect, improper conduct or other cause of Lessee or its servants, employees, agents, visitors or licensees, shall be repaired, restored and replaced promptly by Lessee at its sole cost and expense to the same condition as existed immediately prior to such damage. All repairs, restorations and replacements shall be in quality and class equal to the original work. For the duration of the term hereof, Lessee shall be obligated to maintain a maintenance contract for the mechanical equipment serving the Premises, and Lessee shall provide evidence of said contract to Lessor (i) concurrently with the commencement of the term of this Lease, and (ii) at such other times as Lessor may reasonably require.

      Lessor and its employees and agents shall have the right to enter the Premises during or as a result of any emergency, or at any reasonable time or times after giving Lessee reasonable advance notice for the purpose of inspection, cleaning, repairs, altering or improving the same but nothing con-tained herein shall be construed as imposing any obligation on Lessor to make any repairs, alterations or improvements which are the obligation of Lessee. In completing such repairs, alterations and improvements, Lessor shall use commercially reasonable efforts to minimize any material adverse impact on the ability of Lessee to engage in Lessee's business in the Premises.

      Lessor and Lessee shall meet at least ten (10) days prior to Lessee vacating the Premises for the express purpose of conducting a joint inspection of the Premises to determine the scope of Lessee's responsibility for repairs and restoration to be completed prior to Lessee vacating the Premises.

ARTICLE X. INSURANCE: Lessor shall keep the Complex insured for the benefit of Lessor in an amount equivalent to the full replacement value thereof (excluding foundation, grading and excavation costs) against:

      (a)   loss or damage by fire; and

      (b) such other risk or risks of a similar or dissimilar nature as are now or may be customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the building of which the Premises is a part, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion provided such additional coverage is obtainable and provided such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the building of which the Premises is a part.

      These insurance provisions shall in no way limit or modify any of the obligations of Lessee under any provision of this Lease. In the event that additional Phases are added to the Complex pursuant to Article XXVI, and such buildings in any additional Phase are constructed in such a manner and for such use as to require different insurance coverage than is required for the building of which the Premises is a part, Lessor shall only include in Operating
Expenses that portion of such premium which Lessor would have paid for a building comparable to the building of which the Premises is a part. Lessor agrees that such policy or policies of insurance shall permit releases of liability as provided herein and/or waiver of subrogation clause as to Lessee, and Lessor waives, releases and discharges Lessee from all claims or demands whatsoever which Lessor may have or acquire arising out of damage to or destruction of the Complex or loss of use thereof occasioned by fire or other casualty, whether such claim or demand may arise because of the negligence or fault of Lessee or its agents, employees, customers or business invitees, or otherwise, and Lessor agrees to look to the insurance coverage only in the event of such loss. Notwithstanding the foregoing, Lessee shall be obligated to pay the rental called for hereunder in the event of damage to or destruction of the Premises or the Complex if such damage or destruction is occasioned by the negligence or fault of Lessee, its agents or employees. Insurance premiums paid thereon shall be a portion of the "Operating Expenses" described in Article II hereof. Notwithstanding the above, in the event a release of Lessee or waiver of subrogation as to Lessee (without invalidation of coverage) becomes generally unavailable in insurance policies as to commercial warehouse projects similar to the Complex, the release and any waiver of subrogation above provided for shall cease upon written notice by Lessor to Lessee of such event. Thereafter, Lessee may, upon written notice to Lessor, require Lessor to secure a waiver of subrogation as to Lessee if (a) a right to waive subrogation as to Lessee thereafter becomes available without increased premium, or (b) a right to waive subrogation as to Lessee becomes available and Lessee pays any increased premium required in connection therewith.

      Lessee shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody or control of Lessee) and business interests which may be located in, upon or about the Premises insured for the benefit of Lessee in an amount equivalent to the full replacement value or insurable value thereof against:

      (a)   loss or damage by fire; and

      (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant's machinery, equipment, furniture, fixtures, personal property and business located in a building similar in construction, general location, use, occupancy and design to the building of which the Premises is a part, including, but without limiting the generality of the foregoing, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion.

      Lessee agrees that such policy or policies of insurance shall permit releases of liability as provided herein and/or waiver of subrogation clause as to Lessor, and Lessee waives, releases and discharges Lessor and its agents, employees and contractors from all claims or demands whatsoever which Lessee may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property and loss of use thereof occasioned by fire or other casualty, whether such claim or demand may arise because of the negligence or fault of Lessor or its agents, employees, contractors or otherwise, and Lessee agrees to look to the insurance coverage only in the event of such loss.

      Lessor shall, as a portion of the Operating Expenses defined in Article II, maintain, for its benefit and the benefit of its managing agent, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Complex, such insurance to afford protection to Lessor and its managing agent.

      Lessee shall, at Lessee's sole cost and expense but for the mutual benefit of Lessor, its managing agent and Lessee, maintain general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, such insurance to afford protection to Lessor, its managing agent and Lessee to the limit of not less than One Million and No/100 Dollars ($1,000,000.00) in respect to the injury or death to a single person, and to the limit of not less than Three Million and No/100 Dollars ($3,000,000.00) in respect to any one accident, and to the limit of not less than Five Hundred Thousand and No/100 Dollars ($500,000.00) in respect to any property damage. Such policies of insurance shall be written in companies licensed to write insurance in Arizona having an AM Best's rating of _____ or better, naming Lessor and its managing agent as additional insureds thereunder, and such policies, or a memorandum or certificate of such insurance, shall be delivered to Lessor endorsed "Premium Paid" by the company or agent issuing the same or accompanied by other evidence satisfactory to Lessor that the premium thereon has been paid. At such time as insurance limits required of tenants in warehouse buildings in the metropolitan area in which the Complex is located are generally increased to greater amounts, Lessor shall have the right to require such greater limits as may then be customary. Lessee agrees to include in such policy the contractual liability coverage insuring Lessee's indemnification obligations provided for herein. Any such coverage shall be deemed primary to any liability coverage secured by Lessor. Such insurance shall also afford coverage for all claims based upon acts, omissions, injury or damage, which claims occurred or arose

(or the onset of which occurred or arose) in whole or in part during the policy period.

      Except to the extent caused by the gross negligence of Lessor, Lessee agrees to indemnify, protect, defend and hold harmless Lessor and Lessor's partners, shareholders, employees, lender and managing agent harmless from and against any and all claims, losses, costs, liabilities, actions and damages, including without limitation attorneys' fees and costs, by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, pursuant to the terms of this Lease, or arising from any act or negligence on the part of Lessee or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage to the extent caused by Lessee or its agents or employees to any person, firm or corporation occurring during the term of this Lease or any renewal thereof, in or about the Premises and the Complex, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor or its managing agent by reason of any such claim, Lessee, upon notice from Lessor, covenants to resist or defend such action or proceeding by counsel selected by Lessee and reasonably satisfactory to Lessor.

      Unless caused by the gross negligence of Lessor, Lessee agrees, to the extent not expressly prohibited by law, that Lessor and Lessor's agents, employees and servants shall not be liable, and Lessee waives all claims for damage to property and business sustained during the term of this Lease by Lessee occurring in or about the Complex, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Complex or any part thereof, or from equipment or appurtenances becoming out of repair, or from accident, or from any occurrence or act or omission of Lessor, Lessor's agents, employees or servants, any tenant or occupant of the Complex or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Complex or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.

      Anything herein to the contrary notwithstanding, in the event any damage to the Complex results from any act or omission of Lessee, its agents, employees or invitees, and all or any portion of Lessor's loss is within the "deductible" portion of Lessor's insurance coverage, Lessee shall pay to Lessor the amount of such deductible loss (not to exceed $1,000 per event). All property in the Complex or on the Premises belonging to Lessee or its agents, employees or invitees or otherwise located at the Premises, shall be at the risk of Lessee only, and Lessor shall not be liable for damage thereto or theft, misappropriation or loss thereof, and Lessee agrees to defend and hold Lessor and Lessor's agents, employees and servants harmless and indemnify them against claims and liability for injuries to such property, unless such damage or injury results from the gross negligence of Lessor. Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect in any other way any fire or other insurance upon the building of which the Premises is a part or any of its contents, or cause a cancellation of any insurance policy covering the Complex or any of its contents. In such event, Lessor shall give written notice to Lessee of such matters and Lessee shall have a period of five
(5) days therefrom to cease such activity or remove such items from the Premises. In the event Lessee has not ceased such activity or removed such items from the Premises within such five (5) day period, Lessee shall promptly, upon demand, reimburse Lessor for the full amount of any additional premium charged for such policy by reason of Lessee's failure to comply with the provisions of this paragraph, it being understood that such demand for reimbursement shall not be Lessor's exclusive remedy. Lessee shall promptly, upon demand, reimburse Lessor for any additional premium charged for any such policy by reason of Lessee's failure to comply with the provisions of this Article.

      In the event Lessee fails to provide Lessor with evidence of insurance required under this Article X, Lessor may, but shall not be obligated to, without further demand upon Lessee, and without waiving or releasing Lessee from any obligation contained in this Lease, obtain such insurance and Lessee agrees to repay, upon demand, all such sums incurred by Lessor in effecting such insurance. All such sums shall become a part of the Additional Rent payable hereunder, but no such payment by Lessor shall relieve Lessee from any default under this Lease.

ARTICLE XI. ASSIGNMENT AND SUBLETTING: Lessee shall not, without the prior written consent of Lessor, (i) transfer, pledge, mortgage or assign this Lease or any interest hereunder; (ii) permit any assignment of this Lease by voluntary act, operation of law or otherwise; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Lessee and its agents and employees, its subsidiaries, affiliates or parent company for the uses permitted under this Lease. Lessee shall seek such written consent of Lessor by a written request therefor, setting forth such information as Lessor may reasonably deem necessary. Lessee shall, by notice in writing, advise Lessor of Lessee's intention, from, on and after a stated date (which shall not be less than thirty (30) days after the date of Lessee's notice), to assign this Lease or to sublet any part or all of the Premises for the balance or any part of the term. Lessee's notice shall include all of the terms of the proposed assignment or sublease and shall state the consideration therefor. In such event, Lessor shall have the right, to be exercised by giving written notice to Lessee within thirty (30) days after receipt of Lessee's notice, to recapture the space described in Lessee's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Lessee's notice. Lessee's notice shall state the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed assignment or sublease shall be delivered to Lessor with Lessee's notice. If Lessee's notice shall cover all of the Premises, and Lessor shall have exercised its foregoing recapture right, the term of this Lease shall expire and end on the date stated in Lessee's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the term. If, however, this Lease be canceled with respect to less than the entire Premises, the Base Rent and Additional Rent shall be adjusted pro rata in proportion to the portion of the Premises recaptured and such rent shall be reduced accordingly from and after the termination date for said portion, and this Lease as so amended shall continue thereafter in full force and effect. The rent adjustments provided for herein shall be evidenced by an amendment to this Lease executed by Lessor and Lessee. If this Lease shall be terminated in the manner aforesaid, either as to the entire Premises or only a portion thereof, to such extent the term of this Lease shall end upon the appropriate effective date of the proposed sublease or assignment as if that date had been originally fixed in this Lease for such expiration, and in the event of a termination affecting less than the entire Premises, Lessee shall comply with Article XIV ("Surrender of Premises") of this Lease with respect to such portion of the Premises affected thereby. Notwithstanding anything to the contrary herein, if Lessee desires to sell its business and either (i) assign to the purchaser thereof all of Lessee's interest in this Lease or (ii) sublet all of the Premises to the purchaser thereof, the provisions of this Article X shall otherwise apply to such situation except Lessor shall have no right to recapture the Premises.

      In the event of any termination pursuant to this paragraph, Lessee shall, at its sole cost and expense, discharge in full any commission which may be due and owing as a result of any proposed assignment or subletting, whether or not the subject portion of the Premises is "recaptured" pursuant thereto and rented by Lessor to the proposed tenant or any other tenant.

      If Lessor, upon receiving Lessee's notice with respect to any such space, shall not exercise its right to recapture as aforesaid, Lessor will not unreasonably withhold its consent to Lessee's assignment of the Lease or subletting such space to the party identified in Lessee's notice, provided, however, that in the event Lessor consents to any such assignment or subletting, and as a condition thereto, Lessee shall pay to Lessor fifty percent (50%) of all profit derived by Lessee from such assignment or subletting. For purposes of the foregoing, profit shall be deemed to include, but shall not be limited to, the amount of all rent payable by such assignee or sublessee in excess of the Base Rent, and rent adjustments, payable by Lessee under this Lease. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Lessor shall be in cash for its share of any non-cash consideration based upon the fair market value thereof.

      Lessee shall and hereby agrees that it will furnish to Lessor upon request from Lessor a complete statement, certified by an independent certified public accountant, setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting, such computation to be made in accordance with generally accepted accounting principles. Lessee agrees that Lessor and its authorized representatives shall be given access at all reasonable times to the books, records and papers of Lessee relating to any such assignment or subletting, and Lessor shall have the right to make copies thereof. The percentage of Lessee's profit due Lessor hereunder shall be paid by Lessee to Lessor within five (5) days of receipt by Lessee of all payments made from time to time by such assignee or sublessee to Lessee.

      For purposes of the foregoing, any change in the partners of Lessee, if Lessee is a partnership, or, if Lessee is a corporation, any transfer of any or all of the shares of stock of Lessee by sale, assignment, operation of law or otherwise resulting in a change in the present control of such corporation by the person or persons owning a majority of such shares as of the date of this Lease, shall be deemed to be an assignment within the meaning of this Article
XI. Notwithstanding the provisions of this paragraph, the transfer of any or all of the shares of stock of Lessee shall not be deemed an assignment for purposes of this Article X, provided that, at the time of such transfer, said stock is publicly traded on a recognized national stock exchange.

      Any subletting or assignment hereunder shall not release or discharge Lessee of or from any liability, whether past, present or future, under this Lease, and Lessee shall continue fully liable thereunder. The subtenant or subtenants or assignee shall agree in a form satisfactory to Lessor to agree to be obligated for, comply with, and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Lessee shall deliver to Lessor promptly after execution an executed copy of each such sublease or assignment. Consent by Lessor to any assignment of this Lease or to any subletting of the Premises shall not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting.

      Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article XI shall be of no effect and void. Lessor's right to assign its interest in this Lease shall remain unqualified. Lessor may make a reasonable charge (not to exceed $500.00) to Lessee for any reasonable attorneys' fees or expenses incident to a review of any documentation related to any proposed assignment or subletting by Lessee.

      Lessee, without the consent of Lessor, in the ordinary course of Lessee's business shall have the right to allow a portion of the Premises (not to exceed five percent (5%) of the floor area thereof) to be used by a licensee from time to time as reasonably necessary in connection with the operation of Lessee's business, subject to all the terms, covenants and conditions of this Lease, provided notice of the nature of the use is given promptly to Lessor prior to said use commencing, and further provided that the occupancy is subject to all of the terms, covenants and conditions of this Lease.

      Notwithstanding anything to the contrary in this Lease, Lessee shall not assign its rights under this Lease or sublet all or any part of the Premises to a person, firm or corporation which is (or, immediately prior to such subletting or assignment, was) a tenant or occupant of the Complex or any warehouse or office building on property contiguous to the Complex owned by Lessor.

      The consent of Lessor to a transfer may not be unreasonably withheld, provided that should Lessor withhold its consent for any of the following reasons, which list is not exclusive, such withholding shall be deemed to be reasonable:

      (a) Financial strength of the proposed transferee is not at least equal to that of Lessee at the time of execution of this Lease or of tenants occupying comparable premises in the Complex or in other buildings owned or operated by Lessor located in the same metropolitan area as the Complex;

      (b) A proposed transferee whose occupation of the Premises would cause a diminution in the reputation of the Complex or the other businesses located therein due to the nature of the business conducted by such proposed transfer;

      (c) A proposed transferee whose impact on the common areas or the other occupants of the Complex would be disadvantageous due to, without limitation, excessive noise or vibrations, or an impact on the parking facilities substantially in excess of that for a normal warehouse use; or

      (d) A proposed transferee whose occupancy will require any variation in the terms and conditions of this Lease.

      Lessee agrees that its personal business skills and philosophy were an important inducement to Lessor for entering into this Lease and that Lessor may reasonably object to the transfer of the Premises to another tenant whose proposed use, while permitted by this Lease, would involve a different quality, manner or type of business skill than that of Lessee.


ARTICLE XII. DAMAGE BY FIRE OR OTHER CASUALTY: If fire or other casualty shall render the whole or any material portion of the Premises untenantable, and the Premises can reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event, then Lessor shall repair and restore the Premises and the Complex to as near their condition prior to the fire or other casualty as is reasonably possible within such one hundred twenty
(120) day period (subject to delays for Force Majeure) and notify Lessee that it will be doing so, such notice to be mailed within thirty (30) days from the date of such damage or destruction, and this Lease shall remain in full force and effect, but the rent for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable). If Lessor is required to repair the Complex and/or the Premises, as aforesaid, said work shall be undertaken and prosecuted with all due diligence and speed. For purposes of this Lease, "Force Majeure" shall be deemed to mean delay caused by act or neglect of Lessee or those acting for or under Lessee, or by labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor or building materials, action or nonaction of public utilities, or of local, state or federal governments affecting the Tenant Improvements (such as a delay in the issuance of a building permit or other governmental approval), or other causes beyond Lessor's reasonable control.

      If fire or other casualty shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event, then either party, by notice in writing to the other mailed within thirty
(30) days from the date of such damage or destruction, may terminate this Lease effective upon a date within thirty (30) days from the date of such notice.

      In the event that more than sixty percent (60%) of the value of the Complex is damaged or destroyed by fire or other casualty, and in the event a material portion of the building of which the Premises is a part is damaged or destroyed by such fire or other casualty, and irrespective of whether damage or destruction can be made tenantable within one hundred twenty (120) days thereafter, then at Lessor's option, by written notice to Lessee, mailed within forty-five (45) days from the date of such damage or destruction, Lessor may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to Lessee.

      If fire or other casualty shall render any portion of the Premises or any material portion of the building of which the Premises is a part untenantable and the insurance proceeds are not sufficient to make repairs, then Lessor may, by notice to Lessee, mailed within thirty (30) days from the date of such damages or destruction, terminate this Lease effective upon a date within thirty
(30) days from the date of such notice.

      If the Premises or the Complex is damaged, and such damage is of the type insured against under the fire and special form property damage insurance maintained by Lessor hereunder, the cost of repairing said damage up to the amount of the deductible under said insurance policy shall be included as a part of the Operating Expenses. If the damage is not covered by such insurance policies and Lessor elects to repair the damage, then Lessee shall pay Lessor a pro rata share of the "deductible amount" (if any) under Lessor's insurance policies based on Lessee's percentage interest of the Premises and, if the damage was due to an act or omission of Lessee, Lessee shall pay Lessor the difference between the actual cost of repair and any insurance proceeds received by Lessor.

      If fire or other casualty shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event and neither party hereto terminates this Lease pursuant to its rights herein or in the event that more than sixty percent (60%) of the value of the Complex is damaged or destroyed by fire or other casualty, and Lessor does not terminate this Lease pursuant to its option granted herein, or in the event that sixty percent (60%) or less of the value of the Complex is damaged or destroyed by fire or other casualty and neither the whole nor any material portion of the Premises is rendered untenantable, then Lessor shall repair and restore the Premises and the Complex to as near their condition prior to the fire or other casualty as is reasonably possible with all due diligence and speed (subject to delays for causes beyond Lessor's reasonable control) and the rent for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable). In no event shall Lessor be obligated to repair or restore any special equipment or improvements installed by Lessee. Anything herein contained to the contrary notwithstanding, Lessor shall not be obligated to spend more than the net insurance proceeds available to Lessor on account of any fire or other casualty in order to repair or restore the Premises or the Complex following such casualty; provided, however, Lessor shall notify Lessee promptly after the casualty if Lessor is unwilling to expend more than available net insurance proceeds.

      In the event of a termination of this Lease pursuant to this Article, rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty.

ARTICLE XIII. EMINENT DOMAIN: If the whole of or any substantial part of the Premises is taken by any public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable for the purposes intended hereunder, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and Lessor shall make a pro rata refund of any prepaid rent. All damages awarded for such taking under the power of eminent domain or any like proceedings shall belong to and be the property of Lessor, Lessee hereby assigning to Lessor Lessee's interest, if any, in said award. In the event that fifty percent (50%) or more of the building area or fifty percent (50%) or more of the value of the building of which the Premises is a part is taken by public authority under the power of eminent domain, then, at Lessor's option, by written notice to Lessee mailed within sixty (60) days from the date possession shall be taken by such public authority, Lessor may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to Lessee. Further, if the whole of or any material part of the Premises is taken by public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable for the purposes intended hereunder, upon delivery of possession to the condemning authority pursuant to the proceedings, Lessee may, at its option, terminate this Lease as to the remainder of the Premises by written notice to Lessor, such notice to be given to Lessor within thirty (30) days after Lessee receives notice of the taking. Lessee shall not have the right to terminate this Lease pursuant to the preceding sentence unless (i) the business of Lessee conducted in the portion of the Premises taken cannot be carried on with substantially the same utility and efficiency in the remainder of the Premises (or any substitute space securable by Lessee pursuant to clause (ii) hereof); and (ii)

Lessee cannot secure substantially similar (in Lessee's reasonable judgment) alternate space upon the same terms and conditions as set forth in this Lease (including rental) from Lessor in the Complex (with Lessor to bear the costs and expenses of moving Lessee to such alternate space). Any notice of termination shall specify the date no more than sixty (60) days after the giving of such notice as the date for such termination.

      Anything in this Article XIII to the contrary notwithstanding, Lessee shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Lessee's movable trade fixtures and equipment and for moving expenses; provided, however, Lessee shall in no event have any right to receive any award for its interest in this Lease or for loss of leasehold; and, provided further, Lessee shall not be entitled to claim any award to the extent the award to Lessor would be reduced below the amount which would be allowed to Lessor absent such claim by Lessee. In the event of a partial condemnation of the Complex or the Premises and this Lease is not terminated, Lessor shall, at its sole cost and expense, restore the Premises and Complex to a complete architectural unit and the Base Rent provided for herein during the period from and after the date of delivery of possession pursuant to such proceedings to the termination of this Lease shall be reduced pro rata based on the square footage of the Premises so taken. Notwithstanding the foregoing provisions of this Article, Lessor may terminate this Lease with no further liability to Lessee whatsoever in the event that following any taking of any part of the Complex by condemnation or right of eminent domain, or any conveyance in lieu thereof, any party holding a mortgage, trust deed or similar lien on Lessor's interest in the Complex elects to require the application of an award or payment for the taking or conveyance in lieu thereof to reduce the indebtedness secured by such mortgage, trust deed or similar lien. Lessor's obligation to rebuild, repair or restore under this Article shall in all events be limited to the extent of the net condemnation proceeds available to Lessor therefor.

ARTICLE XIV. SURRENDER OF PREMISES: On the last day of the term of this Lease, or on the sooner termination thereof, Lessee shall peaceably surrender the Premises in good condition and repair consistent with Lessee's duty to make repairs as herein provided. On or before the last day of the term of this Lease, or the date of sooner termination thereof, Lessee shall, at its sole cost and expense, remove all of its property and trade fixtures and equipment from the Premises, and all property not removed shall be deemed abandoned. Lessee shall leave the Premises in good order, condition and repair, reasonable wear and tear and damage from fire and other casualty not caused by Lessee excepted. Lessor may, at Lessor's option, deduct the amount of any expenses incurred by Lessor with respect to the removal, transportation or storage of abandoned property from the Security Deposit required pursuant to Article XXV hereof. In the event that the Security Deposit is not sufficient to reimburse Lessor for the full amount of such expenses, or in the event that Lessor elects not to withhold such amounts from the Security Deposit, Lessee shall reimburse Lessor upon demand for any expenses incurred by Lessor with respect to removal, transportation or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair. All improvements, alterations, additions, installations and fixtures, other than Lessee's trade fixtures and equipment, which have been made or installed by either Lessor or Lessee upon the Premises shall remain the property of Lessor and shall be surrendered with the Premises as a part thereof, unless Lessee is required to remove same pursuant to the provisions of Article VIII hereof. If the Premises are not surrendered at the end of the term or sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay and any attorneys' fees resulting therefrom. Lessee shall promptly surrender all keys for the Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of the combinations of any vaults, locks and safes left on the Premises.

      In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new lease, but with Lessor's written consent, Lessee shall be deemed to be occupying the Premises as a tenant from month-to-month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to one hundred fifty percent (150%) of the Base Rent payable hereunder immediately prior to the expiration of this Lease. In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new lease and without Lessor's written consent, Lessee shall be deemed to be occupying the Premises without claim of right and Lessee shall pay Lessor for all costs arising out of loss or liability resulting from delay by Lessee in so surrendering the Premises as above provided and shall pay as a charge for each day of occupancy an amount equal to two hundred percent (200%) of the Base Rent (on a daily basis) payable hereunder immediately prior to the expiration of this Lease plus the Additional Rent (on a daily basis) then currently being charged by Lessor on new leases in the Complex for space similar to the Premises.

ARTICLE XV. DEFAULT OF LESSEE: The occurrence of any one or more of the following events (in this Article sometimes called "Event of Default") shall constitute a default and breach of this Lease by Lessee:

      A. If Lessee fails to pay any Base Rent or Additional Rent payable under this Lease or fails to pay any obligation required to be paid by Lessee when and as the same shall become due and payable, and such default continues for a period of five (5) days after written notice thereof given by Lessor to Lessee.

      B. If Lessee fails to perform any of Lessee's nonmonetary obligations under this Lease for a period of thirty (30) days after written notice from Lessor; provided that if more time is required to complete such performance, Lessee shall not be in default if Lessee commences such performance within the thirty-day period and thereafter diligently pursues its completion. However, Lessor shall not be required to give such notice if Lessee's failure to perform constitutes a non-curable breach of this Lease. The notice required by this subsection is intended to satisfy any and all notice requirements imposed by law on Lessor and is not in addition to any such requirement.

      C. If Lessee, by operation of law or otherwise, violates the provisions of Article XI hereof relating to assignment, sublease, mortgage or other transfer of Lessee's interest in this Lease or in the Premises or in the income arising therefrom.

      D.    Lessee, by operation of law or otherwise, violates the provisions of
            Article XVII.R relating to compliance with environmental laws.

      E. If (i) Lessee makes a general assignment or general arrangement for the benefit of creditors; (ii) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Lessee and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease and possession is not restored to Lessee within thirty (30) days; or (iv) if substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease is subjected to attachment, execution or other judicial or non-judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subsection does not constitute an Event of Default and a trustee is appointed to take possession
            (or if Lessee remains a debtor in possession) and such trustee or Lessee transfers Lessee's interest hereunder, then Lessor shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Lessee hereunder. As used in this subsection, the term "Lessee" shall also mean any guarantor of Lessee's obligations under this Lease. If any such Event of Default shall occur, Lessor, at any time during the continuance of any such Event of Default, may give written notice to Lessee stating that this Lease shall expire and terminate on the date specified in such notice, and upon the date specified in such notice this Lease, and all rights of Lessee under this Lease, including all rights of renewal whether exercised or not, shall expire and terminate, or in the alternative or in addition to the foregoing remedy, Lessor may assert and have the benefit of any other remedy allowed herein, at law, or in equity.

      Upon the occurrence of an Event of Default by Lessee, and at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have, Lessor shall be entitled to the rights and remedies set forth below:

      A. Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall not terminate unless Lessor gives written notice to Lessee of its intention to terminate this Lease and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall have the immediate right to reenter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Lessor shall elect to so terminate this Lease, then Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including:

            1. The equivalent of the amount of the Base Rent and Additional Rent which would be payable under this Lease by Lessee if this Lease were still in effect, less

            2. The net proceeds of any reletting affected pursuant to the provisions of this Article XV hereof after deducting all of Lessor's reasonable expenses in connection with such relet-ting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation of the Premises, or any portion thereof, for such reletting.

            Lessee shall pay such current damages in the amount determined in accordance with the terms of this Article XV as set forth in a written statement thereof from Lessor to Lessee (hereinafter called the "Deficiency"), to Lessor in monthly installments on the days on which the rent would have been payable under this Lease if this Lease were still in effect, and Lessor shall be entitled to recover from Lessee each monthly installment of the Deficiency as the same shall arise.

      B. At any time after an Event of Default, whether or not Lessor shall have collected any monthly Deficiency as set forth in this Article XIV, Lessor shall be entitled to recover from Lessee, and Lessee shall pay to Lessor, on demand, as and for final damages for Lessee's default, an amount equal to the then present worth of the amount by which (i) the aggregate of the Base Rent and Additional Rent and any other charges to be paid by Lessee hereunder for the unexpired portion of the term of this Lease (assuming this Lease had not been so terminated), exceeds (ii) the fair market rents and all other charges for the Premises during the unexpired portion of the term of this

            Lease (assuming this Lease had not been so terminated). In the computation of present worth, a discount at the rate of 6% per annum shall be employed. If the Premises, or any portion thereof, shall be relet by Lessor for the unexpired term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent received upon such reletting shall be offset against any monies claimed pursuant to this subsection. Nothing herein contained or contained in this
            Article XV shall limit or prejudice the right of Lessor to prove for and obtain, as damages, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

      C. Upon the occurrence of an Event of Default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to reenter the Premises to remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. If Lessor shall elect to reenter the Premises, Lessor shall not be liable for damages by reason of such reentry.

      D.    If Lessor does not elect to terminate this Lease as provided in this
            Article XV then Lessor may, from time to time, recover all rent as it becomes due under this Lease. At any time thereafter, Lessor may elect to terminate this Lease and to recover damages to which Lessor is entitled.

      E. In the event that Lessor should elect to terminate this Lease and to relet the Premises, it may execute any new lease in its own name. In the event that Lessor should not elect to terminate this Lease, it may re-let the premises to a substitute tenant. Lessee hereunder shall have no right or authority whatsoever to collect any rent from such substitute tenant. The proceeds of any such reletting shall be applied as follows:

            1. First, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor, including but not limited to storage charges or brokerage commissions owing from Lessee to Lessor as the result of such reletting;

            2. Second, to the payment of the reasonable costs and expenses of reletting the Premises, including alterations and repairs which Lessor, in its reasonable, good faith discretion, deems reasonably necessary and advisable and reasonable attorneys' fees incurred by Lessor in connection with the retaking of the Premises and such reletting;

            3. Third, to the payment of rent and other charges due and unpaid hereunder; and

            4. Fourth, to the payment of future rent and other damages payable by Lessee under this Lease.

      Lessor shall not be deemed to have terminated this Lease and the Lessee's right to possession of the leasehold or the liability of Lessee to pay rent thereafter to accrue or its liability for damages under any of the provisions hereof, unless Lessor shall have notified Lessee in writing that it has so elected to terminate this Lease. Lessee covenants that the retaking of possession by Lessor or the service by Lessor of any notice pursuant to the applicable unlawful detainer statutes of the state in which the Complex is located and Lessee's surrender of possession pursuant to such notice shall not (unless Lessor elects to the contrary at the time of, or at any time subsequent to the service of, such notice, and such election be evidenced by a written notice to Lessee) be deemed to be a termination of this Lease or of Lessee's right to possession thereof.

      All rights, options and remedies of Lessor contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law whether or not stated in this Lease. No waiver by Lessor of a breach of any of the terms, covenants or conditions of this Lease by Lessee shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition therein contained. No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect default other than as specified in said waiver. The consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent similar acts by Lessee.

      Lessee shall reimburse Lessor, upon demand, for any costs or expenses incurred by Lessor in excess of Five Hundred and No/100ths Dollars ($500.00) in connection with any breach or default of Lessee under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include, but not be limited to: legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Lessee shall also indemnify Lessor against and hold Lessor harmless from all costs, expenses, demands and liability incurred by Lessor if Lessor becomes or is made a party to any claim or action (a) instituted by Lessee, or by any third party against Lessee except where such claim or action arises out of an occurrence in the common areas of the Complex and does not allege an act or omission by Lessee or Lessee's agents, employees or contractors; (b) for foreclosure of any lien for labor or material furnished to or for Lessee or such other person; (c) otherwise arising out of or resulting from any act or transaction of Lessee or such other person; or (d) necessary to protect Lessor's interest under this Lease in a bankruptcy proceeding or other proceeding under Title 11 of the United States Code, as amended. Lessee shall defend Lessor against any such claim or action at Lessee's expense with counsel reasonably acceptable to Lessor or, at Lessor's election, Lessee shall reimburse Lessor for any legal fees or costs incurred by Lessor in any such claim or action.

      In addition, Lessee shall pay Lessor's reasonable attorneys' fees (not to exceed $500.00) incurred in connection with Lessee's request for Lessor's consent in connection with any act which Lessee proposed to do and which requires Lessor's consent and which reasonably requires the review of an attorney.

      Lessee hereby waives all claims by Lessor's reentering and taking possession of the Premises or removing and storing the property of Lessee as permitted under this Lease and will save Lessor harmless from all losses, costs or damages occasioned Lessor thereby. No such reentry shall be considered or construed to be a forcible entry by Lessor.

ARTICLE XVI. SUBORDINATION: This Lease shall be subject and subordinate to any mortgage, deed of trust or ground lease now or hereafter placed upon the Premises, the Complex, the Property or any portion thereof by Lessor or its successors or assigns, and to amendments, replacements, renewals and extensions thereof. Lessee agrees at any time hereafter, upon demand to execute and deliver any instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust or ground lease. It is agreed, nevertheless, that as long as Lessee is not in default in the payment of Base Rent, Additional Rent, and other charges to be paid by Lessee under this Lease and the performance of all covenants, agreements and conditions to be performed by Lessee under this Lease, then neither Lessee's right to quiet enjoyment under this Lease, nor the right of Lessee to continue to occupy the Premises and to conduct its business thereon, in accordance with the terms of this Lease as against any lessor, lessee, mortgagee, trustee or their successors or assigns shall be interfered with.

      The above subordination shall be effective without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Notwithstanding anything hereinabove contained in this Article XVI, in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, deed of trust or ground lease, then, and in such event, upon any such holder or landlord notifying Lessee to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease, and Lessee shall execute such attornment agreement as may be reasonably requested by said holder.

      Lessee agrees, provided the mortgagee, ground lessor or trust deed holder under any mortgage, ground lease, deed of trust or other security instrument shall have notified Lessee in writing (by the way of a notice of assignment of lease or otherwise) of its address, that Lessee shall give such mortgagee, ground lessor, trust deed holder or other secured party ("Mortgagee"), simultaneously with delivery of notice to Lessor, by registered or certified mail, a copy of any such notice of default served upon Lessor. Lessee further agrees that said Mortgagee shall have the right to cure any alleged default during the same period that Lessor has to cure such default.

ARTICLE XVII.  MISCELLANEOUS:

      A. Lessee represents that Lessee has dealt directly with and only with CB Commercial Real Estate Group, Inc. (Mark Krison/Bob Crum) and Colliers Iliff Thorn (Paul Sieczkowski) (the "Brokers"), as brokers, in connection with this Lease and insofar as Lessee knows, no other broker negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Lessor shall be responsible for paying the commission due the Brokers on account of this Lease pursuant to a separate agreement between Lessor and the Brokers.

      B. Lessee agrees from time to time, upon not less than fifteen (15) days prior written request by Lessor, to deliver to Lessor a statement in writing certifying (i) this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect and stating the modifications); (ii) the dates to which the rent and other charges have been paid; (iii) Lessor is not in default in any provision of this Lease or, if in default, the nature thereof specified in detail; (iv) the amount of monthly rental currently payable by Lessee; (v) the amount of any prepaid rent, and (vi) such other matters as may be reasonably requested by Lessor or any Mortgagee or prospective purchaser of the Complex.

      If Lessee does not deliver such statement to Lessor within such fifteen
(15) day period, Lessor and any prospective purchaser or encumbrancer of the Premises or the Complex may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Lessor; (ii) that this Lease has not been cancelled or terminated and is in full force and effect, except as otherwise represented by Lessor; (iii) that the current amounts of the Base Rent and security deposit are as represented by Lessor and that any charges made against the security deposit are uncontested and valid; (iv) that there have been no subleases or assignments of the Lease; (v) that not more than one month's Base Rent or other charges have been paid in advance; and (vi) that Lessor is not in default under the Lease. In such event, Lessee shall be estopped from denying the truth of such facts.

      C. All notices, demands and requests shall be in writing, and shall be effectively served by forwarding such notice, demand or request by certified or registered mail, postage prepaid, or by commercial overnight courier service addressed as follows:

            (i)   If addressed to Lessee:
                  By forwarding such notice, demand or request by certified or registered mail, postage prepaid, addressed to Lessee at:

                  P. J. Food Service, Inc.
                  11460 Bluegrass Parkway
                  Louisville, Kentucky  40299
                  Attention: President

                  or at such other address as Lessee may hereafter designate by written notice to Lessor, in which case said notice shall be effective at the time of mailing such notice.

          (ii)    If addressed to Lessor:
                  By forwarding such notice, demand or request by certified or registered mail, postage prepaid, addressed to Lessor at:

                  Opus Southwest Corporation
                  c/o Normandale Properties Southwest Corporation
                  4742 North 24th Street, Suite 100
                  Phoenix, Arizona  85016

                  With copy to:

                  Opus Southwest Corporation
                  4742 North 24th Street
                  Suite 100
                  Phoenix, Arizona  85016
                  Attn:  Thomas W. Roberts, President

                  With copy to:

                  Opus U.S. Corporation
                  P. O. Box 59110
                  Minneapolis, Minnesota  55440
                  Attention:  Law Department

or at such other address as Lessor and Lessee may hereafter designate by written notice. The effective date of all notices shall be the time of mailing such notice or the date of delivery to a commercial overnight courier service.

      D. All rights and remedies of Lessor under this Lease or that may be provided by law may be executed by Lessor in its own name, individually, or in the name of its agent, and all legal proceedings for the enforcement of any such rights or remedies, including those set forth in Article XV, may be commenced and prosecuted to final judgment and execution by Lessor in its own name or in the name of its agent.

      E. Lessor covenants and agrees that Lessee, upon paying the Base Rent, Additional Rent and other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease. Time is of the essence of this Lease and each and every provision contained herein, and any extension of time granted by Lessor to Lessee for the performance of any obligation of Lessee under this Lease shall not be considered an extension of time for the performance of any subsequent obligation of Lessee under this Lease.

      F. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor and its successors and assigns and Lessee and its permitted successors and assigns. All obligations of each party constituting Lessee hereunder shall be the joint and several obligations of each such party.

      G. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

      H. Lessee covenants not to do or suffer any waste or damage or disfigurement or injury to the Premises or the Complex.

      I. The term "Lessor" as used in this Lease so far as covenants or obligations on the part of Lessor are concerned shall be limited to mean and include only the owner or owners of the Complex at the time in question, and in the event of any transfer or transfers or conveyances the then grantor shall be automatically freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Lessor contained in this Lease to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Lessor shall be binding on the Lessor, its successors and assigns, only during and in respect to their respective successive periods of ownership.

      In the event of a sale or conveyance by Lessor of the Complex or any part of the Complex, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions herein contained and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale or conveyance, and Lessee agrees to attorn to the purchaser or grantee, which purchaser or grantee shall be personally obligated on this Lease only so long as it is the owner of Lessor's interest in and to this Lease.

      J. The marginal or topical headings of the several Articles are for convenience only and do not define, limit or construe the contents of said Articles.

      K. All preliminary negotiations are merged into and incorporated in this Lease, except for written collateral agreements executed contemporaneously herewith.

      L. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto. No receipt of money by Lessor from Lessee or any other person after termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit, or imply consent for any action for which Lessor's consent is required, unless specifically agreed to in writing by Lessor. Any amounts received by Lessor may be allocated to any specific amounts due from Lessee to Lessor as Lessor determines, except in the event of a dispute between Lessor and Lessee as to the appropriate charge, in which event Lessor shall await resolution of such dispute before allocating such amounts.

      M. Lessor shall have the right to temporarily close any portion of the building area or land area to the extent as may, in Lessor's legal counsel's reasonable opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein. Lessor shall at all times have full control, management and direction of the Complex, subject to the rights of Lessee in the Premises, and Lessor reserves the right at any time and from time to time to reduce, increase, enclose or otherwise change the size, number and location of buildings, layout and nature of the Complex and the other tenancies, premises and buildings included in the Complex, to construct additional buildings and additions to any building, and to create additional rentable areas through use and/or enclosure of common areas, or otherwise, and to place signs on the Complex, and to change the name, address, number or designation by which the Complex is commonly known. In exercising the foregoing rights, Lessor shall use commercially reasonable efforts to minimize any material adverse impact or the ability of Lessee to conduct its business in the Premises. No implied easements are granted by this Lease. Lessor shall in no event be liable for any lack of security in respect to the Complex.

      N. Lessee shall permit Lessor (or its designees) to erect, use, maintain, replace and repair pipes, cables, conduits, plumbing, vents, and telephone, electric and other wires or other items, in, to and through the ceiling, floor and walls of the Premises, as and to the extent that Lessor may now or hereafter deem necessary or appropriate for the proper operation and maintenance of the Complex. In exercising the foregoing rights, Lessor shall use commercially reasonable efforts to minimize any material adverse impact or the ability of Lessee to conduct its business in the Premises.

      O. Employees or agents of Lessor have no authority to make or agree to make a lease or other agreement or undertaking in connection herewith. The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document becomes effective and binding only upon the execution and delivery hereof by the proper officers of Lessor and by Lessee. Lessee confirms that Lessor and its agents have made no representations or promises with respect to the Premises or the making of or entry into this Lease except as in this Lease expressly set forth, and Lessee agrees that no claim or liability shall be asserted by Lessee against Lessor for, and Lessor shall not be liable by reason of, breach of any representations or promises not expressly stated in this Lease. This Lease, except for the Complex Rules and Regulations, in respect to which subparagraph P of this Article shall prevail, can be modified or altered only by agreement in writing between Lessor and Lessee, and no act or omission of any employee or agent of Lessor shall alter, change or modify any of the provisions hereof.

      P. Lessee shall perform, observe and comply with the Complex Rules and Regulations of the Complex as set forth on Exhibit B attached hereto and by this reference incorporated herein, with respect to the safety, care and cleanliness of the Premises and the Complex, and the preservation of good order thereon, and, upon written notice thereof to Lessee, Lessee shall perform, observe and comply with any changes, amendments or additions thereto as from time to time shall be established and deemed advisable by Lessor for tenants of the Complex provided such changes, amendments or additions do not impose additional monetary burdens or affirmative obligations on Lessee. Lessor shall not be liable to Lessee for any failure of any other tenant or tenants of the Complex to comply with such Complex Rules and Regulations.

      Q. Lessee shall not use the Premises or permit anything to be done in or about the Premises which will, in any way, conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules and regulations now in force or which may hereafter be in force, and with the requirements of any fire insurance underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Lessee shall use the Premises and comply with any recorded covenants, conditions, and restrictions affecting the Premises and the Complex as of the commencement of the Lease or which are recorded during the lease term, provided that such covenants, conditions and restrictions which are recorded during the term of the Lease do not materially and substantially interfere with the ability of Lessee to engage in Lessee's business at the Premises.

      R. Lessee shall at all times during the term of this Lease and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, petroleum products, flammable explosives, asbestos, urea formaldehyde, polychlorinated biphenyls, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

      Lessee shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Lessee's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Premises. Except as discharged into the sanitary sewer in conformity with all applicable Hazardous Materials Laws, Lessee shall cause any and all Hazardous Materials brought or permitted on the Premises by Lessee to be removed from the Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials and wastes. Lessee shall in all respects handle, treat, deal with and manage any and all Hazardous Materials brought or permitted on the Premises by Lessee in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations relating to such Hazardous Materials to the extent imposed upon Lessee by Hazardous Materials Laws are solely the responsibility of Lessee. Upon expiration or earlier termination of this Lease, Lessee shall cause all Hazardous Materials (to the extent such Hazardous Materials are generated, stored, released or disposed of during the term of this Lease by Lessee) to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Lessee shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Premises or in any improvements situated on the Complex, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to or in any way connected with the Premises or the Complex without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto. In addition, at Lessor's request, at the expiration of the term of this Lease, Lessee shall remove all tanks or fixtures which were placed on the Premises during the term of this Lease by or for Lessee and which contain, have contained or are contaminated with, Hazardous Materials.

      Lessee shall immediately notify Lessor in writing of (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against Lessor, or the Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Premises or with respect to any Hazardous Materials removed by Lessee from the Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Lessee shall also provide to Lessor, as promptly as possible, and in any event within five business days after Lessee first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Lessee's use thereof. Upon written request of Lessor (to enable Lessor to defend itself from any claim or charge related to any Hazardous Materials Law), Lessee shall promptly deliver to Lessor notices of hazardous waste manifests reflecting the legal and proper disposal of all such Hazardous Materials removed or to be removed from the Premises.

      To Lessor's knowledge, Lessor is not aware of any Hazardous Materials which exist or are located on or in the Premises, except as may be disclosed in that certain Environmental Site Assessment prepared by Western Technologies, Inc., dated April 18, 1995, as amended by that certain Stained Soil Report prepared by Western Technologies, Inc., dated June 20, 1995, and that certain Supplemental Environmental Report prepared Western Technologies, Inc., dated September 19, 1995. Further, Lessor represents to Lessee that, to the best of its knowledge, Lessor has not caused the generation, storage or release of Hazardous Materials upon the Premises, except in accordance with Hazardous Materials Laws. In the event (a) Hazardous Materials are discovered upon the Premises, (b) Lessor has been given written notice of the discovery of such Hazardous Materials, and (c) pursuant to the provisions of the preceding paragraphs of this Article XVII.R., neither Lessor nor Lessee is obligated to pay the cost of compliance with Hazardous Materials Laws, then and in that event Lessor may voluntarily but shall not be obligated to agree with Lessee to take all action necessary to bring the Premises into compliance with Hazardous Materials Laws at Lessor's sole cost. In the event Lessor fails to notify Lessee in writing within 30 days of the notice to Lessor of the discovery of such Hazardous Materials that Lessor intends to voluntarily take such action as is necessary to bring the Premises into compliance with Hazardous Materials Laws, then Lessee may (i) bring the Premises into compliance with Hazardous Materials Laws at Lessee's sole cost or (ii) provided such Hazardous Materials endanger persons or property in, on or about the Premises or interfere with Lessee's use of the Premises, terminate this Lease on a date not less than ninety days following written notice of such intent to terminate.

      Lessor shall indemnify, defend (with counsel reasonably acceptable to Lessee), protect and hold Lessee and each of Lessee's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Premises, including materials used during construction of the Premises and the Complex or from the transportation or disposal of Hazardous Materials to or from the Premises to the extent caused by Lessor whether knowingly or unknowingly, the standard herein being one of strict liability. Lessor's obligations hereunder shall include, without limitation, and whether foreseeable, all cost of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Lessor or its employees, agents, customers, assignees, contractors or sub-contractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Lessor.

      Lessee shall indemnify, defend (with counsel reasonably acceptable to Lessor), protect and hold Lessor and each of Lessor's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Premises or from the transportation or disposal of Hazardous Materials to or from the Premises to the extent caused by Lessee whether knowingly or unknowingly, the standard herein being one of strict liability. Lessee's obligations hereunder shall include, without limitation, and whether foreseeable, all cost of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Lessee or its employees, agents, customers, sub-lessees, assignees, contractors or sub-contractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Lessee.

      For purposes of the covenants and agreements contained in this Article XVII.R., inclusive, any acts or omissions of Lessee, its employees, agents, customers, sublessees, assignees, contractors or sub-contractors (except Opus Southwest Corporation and its contractors and subcontractors) shall be strictly attributable to Lessee; any acts or omissions of Lessor, its employees, agents, customers, assignees, contractors or sub-contractors shall be strictly attributable to Lessor.

      S. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations with respect to Operating Expenses and Real Estate Taxes and all obligations concerning the condition of the Premises.

      T. Any claim which Lessee may have against Lessor for default in performance of any of the obligations herein contained to be kept and performed by Lessor shall be deemed waived unless such claim is asserted by written notice thereof to Lessor within thirty (30) days of commencement of the alleged default or of accrual of the cause of action and unless suit be brought thereon within one (1) year subsequent to the accrual of such cause of action. Furthermore, Lessee agrees to look solely to Lessor's interest in the Complex for the recovery of any judgment from Lessor, it being agreed that Lessor, or if Lessor is a partnership, its partners whether general or limited, or if Lessor is a corporation, its directors, officers or share-holders, shall never be personally liable for any such judgment.

      U. Lessee shall furnish to Lessor promptly upon demand, a corporate resolution, proof of due authorization of partners, or other appropriate documentation reasonably requested by Lessor evidencing the due authorization of Lessee to enter into this Lease.

      V. This Lease shall not be deemed or construed to create or establish any relationship or partnership or joint venture or similar relationship or arrangement between Lessor and Lessee hereunder.

      W. Lessee shall in all respects comply with the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.), as the same may be amended from time to time (as amended, the "ADA"), and Lessee agrees to indemnify and save Lessor and its managing agent harmless against and from any and all claims, loss, damage and expense by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any failure or alleged failure of Lessee to comply with the ADA or arising from any claim made under the ADA in connection with the Premises, and from and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; in case any action or proceeding be brought against Lessor or its managing agent by reason of any such claim, Lessee, upon notice from Lessor, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessor.

      X. Lessee shall not place, or permit to be placed or maintained, on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door, or that can be seen through the glass, of the Premises except as specifically approved in writing by Lessor. Lessee further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or thing as may be approved, in good condition and repair at all times. Lessee agrees at Lessee's sole cost, that any Lessee sign will be maintained in strict conformance with Lessor's sign criteria, if any, as to design, material, color, location, size, letter style, and method of installation.

ARTICLE XVIII. MISCELLANEOUS TAXES: Lessee shall pay, prior to delinquency, all taxes assessed or levied upon its occupancy of the Premises, or upon the trade fixtures, furnishings, equipment and all other personal property of Lessee located in the Premises, and when possible, Lessee shall cause such trade fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Lessor. In the event any or all of Lessee's trade fixtures, furnishings, equipment or other personal property, or Lessee's occupancy of the Premises, shall be assessed and taxed with the property of Lessor, Lessee shall pay to Lessor its share of such taxes within ten (10) days after delivery to

Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's personal property.

ARTICLE XIX. OTHER PROVISIONS: The following are made a part hereof, with the same force and effect as if specifically set forth herein:

      A.    Site Plan - Exhibit A.
      B.    Complex Rules and Regulations - Exhibit B.
      C.    Rider to Warehouse Lease - Exhibit C.
      D.    Space Plan/Building Elevation - Exhibit D.
      E.    Guarantee From Papa John's International, Inc. - Exhibit E.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LESSOR:                                LESSEE:

OPUS SOUTHWEST CORPORATION,            P.J. FOOD SERVICE, INC.,
a Minnesota corporation                a Kentucky corporation



By /s/ Thomas W. Roberts               By /s/ Robert J. Wadell
   ----------------------------        --------------------------------
   Thomas W. Roberts                      Its President
   Its President

                                   EXHIBIT A

                                   SITE PLAN









                                   Exhibit A
                                 (Page 1 of 1)

                                   EXHIBIT B

                         COMPLEX RULES AND REGULATIONS


      1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Complex, or visible from the exterior of the Premises, shall be installed at Lessee's sole cost and expense, and in such manner, character and style as Lessor may approve in writing. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

      2. No awning or other projection shall be attached to the outside walls of the Complex. No curtains, blinds, shades or screens visible from the exterior of the Complex or visible from the exterior of the Premises shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Lessor. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner, approved by Lessor.

      3. Lessee and its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, elevators or stairways in and about the Complex which are used in common with other tenants and their servants, employees, customers, guests and invitees and which are not a part of the Premises of Lessee. Lessee shall not place objects against glass partitions or doors or windows which would be unsightly from the Complex corridors or from the exterior of the Complex and will promptly remove any such objects upon notice from Lessor.

      4. Lessee shall use its best efforts not to make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances, and Lessee shall not create obnoxious odors (including cigarette, cigar and pipe smoke), any of which may be offensive to the other tenants and occupants of the Complex, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Complex or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Complex.

      5. Lessee shall not waste electricity, water or air conditioning and shall cooperate fully with Lessor to insure the most effective operation of the Complex's heating and air conditioning systems.

      6. Lessee assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

                                   Exhibit B
                                 (Page 1 of 4)

      7. In no event shall Lessee bring into the Complex inflammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature. If, by reason of the failure of Lessee to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Complex shall at any time be increased, Lessee shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Lessor's other rights at law or in equity for Lessee's breach of this Lease.

      8. Lessee shall comply with all applicable federal, state and municipal laws, ordinances and regulations and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

      9. Lessor shall have the right to prohibit any advertising by Lessee relating to Lessee's commissary to be operated in the Premises which in Lessor's reasonable opinion tends to impair the reputation of the Complex or its desirability as a warehouse complex for warehouse use and other uses, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

      10. The Premises shall not be used for lodging, sleeping or for any immoral or illegal purpose.

      11. Lessee and Lessee's servants, employees, agents, visitors and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate and reasonable rules and regulations as Lessor or Lessor's agent may from time to time adopt; provided, however, that Lessee shall not be obligated to comply with any rules and regulations adopted after the date of this Lease to the extent same would prohibit Lessee from engaging in the uses permitted by this Lease. Reasonable notice of any additional rules and regulations shall be given in such manner as Lessor may reasonably elect.

      12. Unless expressly permitted by Lessor, no additional locks or similar devices shall be attached to any exterior door or window and no keys other than those provided by Lessor shall be made for any exterior door. If more than two keys for one lock are desired by Lessee, Lessor may provide the same upon payment by Lessee. Upon termination of this Lease or of the Lessee's possession, Lessee shall surrender all keys of the Premises and shall explain to Lessor all combination locks on safes, cabinets and vaults.

      13. Any carpeting cemented down by Lessee shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Lessee, Lessor may charge the expense incurred by such removal to Lessee.

      14. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be

                                   Exhibit B
                                 (Page 2 of 4)
borne by the lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

      15. No electric circuit for any purpose shall be brought into the leased premises without Lessor's written permission specifying the manner in which same may be done.

      16. No dog or other animal shall be allowed in offices, halls, corridors or elsewhere in the Complex.

      17. Lessee shall not throw anything out of the door or windows or down any passageways or elevator shafts.

      18. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways and freight elevators provided for such purposes and indicated by Lessor. Lessee shall be responsible for any damage to the Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the leased premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use of such articles.

      19. Lessee shall be responsible for any damage to the Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of heavy articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.

      20. Canvassing, soliciting and peddling in the Complex is prohibited and all tenants of the Complex shall cooperate to prevent the same.

      21. Vending machines shall not be installed without permission of Lessor; provided, however, Lessor consents to the installation of vending machines in the pantry or kitchen area of the Premises for the dispensing of soda and other similar drinks to Lessee's employees and guests.

      22. Canvassing, soliciting and peddling in the Complex is prohibited and each Lessee shall cooperate to prevent the same.

      23. Wherever in these Complex Rules and Regulations the word "Lessee" occurs, it is understood and agreed that it shall mean Lessee and Lessee's associates, agents, clerks, servants and visitors. Wherever the word "Lessor" occurs, it is understood and agreed that it shall mean Lessor and Lessor's assigns, agents, clerks, servants and visitors.

      24. Lessor shall have the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same.

                                   Exhibit B
                                 (Page 3 of 4)

      25. Lessor shall have the right to enter the leased premises at hours convenient to Lessee for the purpose of exhibiting the same to prospective tenants within the sixty (60) day period prior to the expiration of this Lease, and Lessor may place signs advertising the leased premises for rent on the windows and doors of said Premises at any time within said sixty (60) day period.

      26. Lessee and its servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any, in and around the Complex, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Lessor reserves the right to tow away, at the expense of the owner, any vehicle which is im-properly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Lessor assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked overnight, except to the extent such vehicles are driven by employees of Lessee and such employees are working in the Premises at such time as said vehicles are parked overnight.

      27. In case of invasion, mob, riot, public excitement, or other commotion, Lessor reserves the right to prevent access to the Complex during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Complex and the property therein. Lessor shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Complex of any person.

      28. All entrance doors to the Premises shall be locked when the Premises are not in use. All corridor doors shall also be closed during times when the air conditioning equipment in the Complex is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

      29. Lessor reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Lessor's judgment, for its best interest or for the best interest of the tenants of the Complex.

      30. Smoking shall be permitted only in the smoking areas located outside of the building, as designated and redesignated from time to time by Lessor, and Lessee and its servants, employees, customers, invitees and guests shall not smoke anywhere at the Complex (other than the smoking areas designated by Lessor), including without limitation Lessee's Premises and the sidewalks, entrances, passages, corridors, halls, elevators and stairways of the Complex.


                                                               Initials:

                                                               Lessor_________

                                                               Lessee_________


                                   Exhibit B
                                 (Page 4 of 4)

                                   EXHIBIT C

                                 RIDER TO LEASE


ARTICLE XX. LOCK BOX: Lessor may from time to time designate a lock box collection agent for the collection of rents or other charges due Lessor. In such event, the payment made by Lessee to the lock box shall be the date of receipt by the lock box collection agent of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for the purpose of this Lease, no such payment or collection shall be deemed a waiver by Lessor of any breach by Lessee of any term, covenant or condition of this Lease nor a waiver of any of Lessor's rights or remedies and any payment of amounts other than that deemed due and proper by Lessor shall not prejudice Lessor in any manner nor constitute a waiver and Lessor shall hereby be authorized to retain the proceeds of any payments by Lessee, whether restrictively endorsed or otherwise, and apply same to the amounts due and payable from Lessee under this Lease without waiver.

ARTICLE XXI. PRIOR PROPOSALS: All prior proposals in respect to this Lease are hereby terminated.

ARTICLE XXII. CONFIDENTIALITY: Lessee agrees to keep this Lease and the terms hereof in confidence, and not to publish or disclose, in whole or in part, the same without Lessor's prior written consent, which consent may be withheld in Lessor's sole discretion.

ARTICLE XXIII. TENANT IMPROVEMENTS: Lessor shall provide the base building improvements and a tenant improvement allowance (the "Tenant Improvement Allowance") equal to Fifty Thousand Eight Hundred Seventy-Two and No/100ths Dollars ($50,872.00). All additional improvements to the base building will be so-called "Tenant Improvements" to be installed by Lessor but to be selected by Lessee as hereinafter set forth and paid for by Lessee subject to Lessor providing the Tenant Improvement Allowance (as hereinafter defined). Lessee acknowledges and agrees that items to be paid for by Lessee from the Tenant Improvement Allowance include the cost of space planning, construction document preparation, the cost of the design work and construction drawing work, all costs of obtaining permits, and reimbursables, and the cost of one-half (1/2) of the demising wall to be constructed in the building of which the Premises are a part. If the price of the Tenant Improvements exceeds the Tenant Improvement Allowance, Lessee shall pay Lessor, in cash, upon substantial completion of the Tenant Improvements, the amount by which the price of the Tenant Improvements exceeds the Tenant Improvement Allowance.

      On or before September 20, 1996, Lessee shall provide to Lessor a space plan of the Tenant Improvements which Lessee desires for Lessor to construct, which space plan shall be subject to Lessor's approval and shall be adequate for the preparation by Lessor of working drawings for construction of such Tenant Improvements. Such space plan shall show in reasonable detail the design and appearance of the tenant finishing materials to be used in the

                                   Exhibit C
                                 (Page 1 of 5)
construction thereof, and such other detail or description as may be necessary to adequately outline the scope of the Tenant Improvements. Lessee shall be responsible for Lessor's costs (including lost rent) arising out of delays in completing the Tenant Improvements caused by Lessee. Lessee also agrees to refrain from ordering long lead time items which would delay substantial completion of the Tenant Improvements. Lessee acknowledges that any air com-pressors to be installed either on the interior or the exterior of the Premises by Lessor or Lessee shall be subject to the prior written consent of Lessor.

ARTICLE XXIV. FINANCIAL STATEMENTS: Lessee agrees to provide to Lessor upon Lessee's execution of this Lease and prior to Lessor executing same, and within thirty (30) days after Lessor's request therefor in connection with a proposed sale or refinancing of the Complex, complete, accurate up-to-date financial statements prepared according to generally accepted accounting principles consistently applied, certified by Lessee's chief financial officer, that same are a true, complete and correct statement of the financial condition of Lessee as of the date of such financial statements. Lessor shall use commercially reasonable efforts to disclose such information only to such parties as Lessor deems reasonably necessary in connection with any such proposed sale or refinancing.

ARTICLE XXV. SECURITY DEPOSIT: Lessee hereby deposits with Lessor in cash the sum of Eight Thousand One Hundred Thirty-nine and 52/100ths Dollars ($8,139.52), Lessor's estimate of one month's Base Rent, the receipt of which is hereby acknowledged, as and for a security deposit for the full and faithful performance by Lessee of each and every term, covenant and condition of this Lease. In the event that Lessee defaults in respect to any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, the payment of any rentals or other charges or items to be paid or provided for by Lessee, Lessor may use, apply or retain the whole or any part of the security so deposited for the payment of any such rentals in default or for any other sum which Lessor may expend or be required to expend by reason of Lessee's default, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after reentry by Lessor. Lessee shall not be entitled to any interest on the security deposit. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon application of any part of the deposit by Lessor as provided herein, Lessee shall pay to Lessor on demand the amount so applied in order to restore the security deposit to its original amount. Any application of the deposit by Lessor shall not be deemed to have cured Lessee's default by reason of which the application is made.

      In the event of a bona fide sale of the building of which the Premises are a part (the "Building"), Lessor shall have the right to transfer the security deposit to its vendee for the benefit of Lessee and thereafter Lessor shall be released of all liability for the return of such deposit and Lessee agrees to look to said vendee for the return of its security deposit. It is agreed that this

                                   Exhibit C
                                 (Page 2 of 5)
provision shall apply to every transfer or assignment made of the security deposit to any new landlord.

      This security deposit shall not be assigned or encumbered by Lessee. It is expressly understood that the reentry of the Premises by Lessor for any default on the part of Lessee prior to the expiration of the term of this Lease shall not be deemed a termination of this Lease so as to entitle Lessee to recover the security deposit, and the security deposit shall be retained and remain in the possession of Lessor until the end of the term of this Lease.

      Actions by Lessor against Lessee for breach of this Lease shall in no way be limited or restricted by the amount of the security deposit and resort to such deposit shall not waive any other rights or constitute an election of remedies which Lessor may have.

ARTICLE XXVI. ADDITIONAL DEVELOPMENT: Lessor and Lessee understand and agree that the Complex as constructed is a part of an integrated commercial real estate development ("Phase I"), to which additional phases may be added by Lessor (the second phase is hereinafter referred to as "Phase II," and the third phase is hereinafter referred to as "Phase III"). At any time during the term hereof, the Complex for purposes of this Lease may, at Lessor's option, include one or more of the three existing buildings currently constructed on Phase I and all easement areas appurtenant thereto, and all buildings, improvements and personal property of Lessor used in connection with the operation or maintenance thereof located therein and thereon and the appurtenant parking facilities. Additionally, upon substantial completion of Phase II and/or Phase III, the Complex for purposes of this Lease may, at Lessor's option, include all of the land within Phase II and/or Phase III and all easement areas appurtenant thereto, and all buildings, improvements and personal property of Lessor used in connection with the operation or maintenance thereof located therein and thereon and the appurtenant parking facilities.

      Upon the election of Lessor, the Property shall thereafter be deemed to mean that portion of the land (and all easement areas appurtenant thereto) on which that portion of Phase I elected by Lessor to be included in the Complex is located; and the Complex as that term is used herein shall be deemed to mean all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof and appurtenant parking facilities.

      Upon substantial completion of Phase II and the election of Lessor, the Property shall thereafter be deemed to mean the land (and all easement areas appurtenant thereto) on which both Phase I and Phase II are located; and the Complex as that term is used herein shall be deemed to mean all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof and appurtenant parking facilities located on the existing development and Phase II.

      Upon substantial completion of Phase III and the election of Lessor, the Property shall thereafter be deemed to mean the land (and all easement areas appurtenant thereto) on which Phase I,

                                   Exhibit C
                                 (Page 3 of 5)

Phase II and/or Phase III are located; and the Complex as that term is used herein shall be deemed to mean all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof and appurtenant parking facilities located on the existing development, Phase II and/or Phase III.

      If Lessor so elects, redefinition of the terms "Property" and "Complex" as hereinabove described (and upon substantial completion of Phase II with respect to Phase II and upon substantial completion of Phase III with respect to Phase
III), the percentage set forth as "Lessee's Pro Rata Share of Real Estate Taxes" and "Lessee's Pro Rata Share of Operating Expenses" in Article II.D. herein, shall be recomputed on the basis of the rentable area of the Premises compared to the rentable area of the Complex (as expanded).

      In no event shall this Article be deemed to required Lessor to develop or construct Phase II or Phase III (nor require Lessor to combine any portions of Phase I and/or Phase II and/or Phase III as hereinabove allowed) or any addition or modification to the Complex (as originally defined herein or otherwise), nor is this intended in any manner to be a representation or warranty that Phase II and/or Phase III will at any time be constructed or developed by Lessor. Lessor shall retain the right to increase or decrease the size of the existing development or Phase II and/or Phase III and make other changes to the Property and the legal description of the Complex in its sole discretion.

ARTICLE XXVII. RIGHT TO EXAMINE BOOKS AND RECORDS OF LESSOR: Lessor hereby agrees, at Lessee's request, to make available to Lessee for its inspection and examination all of the books and records that relate to Lessor's statement as to Lessee's Pro Rata Share of Excess Real Estate Taxes and Lessee's Pro Rata Share of Excess Operating Expenses. Lessor also agrees to make the aforementioned books and records available to a certified public accountant, selected by Lessee, for review and audit if Lessee so elects.

ARTICLE XXVIII.  CONTINUOUS OPERATIONS:    Nothing contained in this Lease shall
be construed as an obligation for Lessee to open or operate its business in the Premises. Lessee shall have the right to remove all of Lessee's personal property and cease operations in the Premises at any time and at Lessee's sole discretion. However, the right to cease to operate its business shall not affect Lessee's obligations to pay all amounts due hereunder and to perform all other covenants and obligations hereunder. Notwithstanding the foregoing, if Lessee ceases to operate its business in the Premises for a period in excess of ninety (90) days and such failure is not due to damage, casualty, or condemnation, Lessor shall have the right to terminate this Lease and recapture the possession of the Premises by delivering written notice of same to Lessee. All of Lessee's obligations under this Lease accruing from and after the date of such termination shall terminate upon the recapture of the Premises by Lessor under this Article.

ARTICLE XXIX. GUARANTEE: Lessee acknowledges that Lessor would not lease the Premises to Lessee without this Lease being guaran-

                                   Exhibit C
                                 (Page 4 of 5)
teed by Papa John's International, Inc., a Delaware corporation. Lessee agrees to cause said corporation to execute and deliver to Lessor, simultaneously with execution and delivery of this Lease, the Guarantee in the form of Exhibit E attached hereto and by this reference incorporated herein.

ARTICLE XXX. FIXTURIZATION PERIOD: Lessor shall permit Lessee, during the thirty (30) day period prior to the commencement date of this Lease, to commence installing Lessee's furniture, fixtures and equipment in the Premises; provided, however, that Lessee shall not interfere with any Tenant Improvement work then being completed by Lessor, and provided further, however, that Lessee shall not commence doing business in the Premises during such thirty-day period. During such early move-in period, Lessee agrees to comply with all provisions of this Lease (except for the provisions relating to the payment of rent, which shall not become effective until the commencement date of this Lease). Prior to entering the Premises during such early move-in period, Lessee agrees that all insurance required to be maintained by Lessee under Article VI of this Lease shall be in full force and effect, and Lessee agrees to deliver certificates of insurance to Lessor evidencing such insurance. All improvements, alterations, additions and installations made by Lessee prior to the commencement date of this Lease shall be made in strict compliance with the provisions of Article VIII of this Lease.

ARTICLE XXXI. PARKING: Lessor shall provide sufficient standard vehicular parking spaces on the Property so as to allow Lessee to utilize up to a maximum of twenty-nine (29) such spaces.



                                                          Initials:

                                                          Lessor _____________

                                                          Lessee _____________


                                   Exhibit C
                                 (Page 5 of 5)

                                   EXHIBIT E

                                   GUARANTEE


            This is a guarantee of a lease dated as of ____________, 1996 (the "Lease"), by and between OPUS SOUTHWEST CORPORATION, a Minnesota corporation, hereinafter called "Lessor", and P.J. FOOD SERVICE, INC., a Kentucky corporation, hereinafter called "Lessee", concerning that certain premises to be constructed upon a portion of the retail shopping complex commonly known as Kyrene Business Park located north of the northwest corner of Kyrene Road and Elliot Road, City of Tempe, County of Maricopa, State of Arizona.

            FOR VALUE RECEIVED, and in consideration for, and as an inducement to Lessor to enter into the foregoing Lease, the undersigned hereby guarantees to Lessor and its successors and assigns the payment of all rentals specified thereunder and all other payments to be made by Lessee under the Lease, and the full performance and observance by Lessee of all the terms, covenants, conditions and agreements therein provided to be performed and observed by Lessee for which the undersigned shall be jointly and severally liable with Lessee, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand, whereby to charge the undersigned, all of which the undersigned does hereby expressly waive, and the undersigned expressly agrees that the Lessor and its successors and assigns may proceed against the undersigned, before, after or simultaneously with the proceedings against the Lessee for default, and that this Guarantee shall not be terminated, affected or impaired in any way or manner whatsoever by reason of the assertion by Lessor against Lessee of any of the rights or remedies reserved to Lessor pursuant to the provisions of the Lease, or by reason of summary or other proceedings against Lessee, or by the omission of Lessor to enforce any of its rights against Lessee or by reason of any extensions of time or indulgences granted by Lessor to Lessee. The undersigned further covenants and agrees (i) that the undersigned will be bound by all of the provisions, terms, conditions, restrictions and limitations contained in the Lease, the same as though the undersigned was named therein as Lessee; and (ii) that this Guarantee shall be absolute and unconditional and shall remain and continue in full force and effect as to any renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease, whether or not the undersigned shall have any knowledge or have been notified of or agreed or consented to any such renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease, and the undersigned agrees to be bound by any and all modifications to the Lease. If Lessor at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of this Guarantee, the undersigned shall, in addition to any other rights and remedies to which the Lessor may be entitled hereunder or as a matter of law or in equity, be obligated to pay all costs, including attorneys' fees, incurred or expended by Lessor in connection therewith. Further, the undersigned hereby covenants and agrees to assume the Lease and to perform all of the terms and conditions thereunder for the balance of the original term should the Lease be disaffirmed by

                                  Exhibit "E"
                                 (Page 1 of 3)
any Trustee in Bankruptcy for Lessee, or at the option of Lessor, the undersigned shall, in the event of Lessee's bankruptcy, make and enter into a new lease which shall be in form and substance identical to the Lease. All obligations and liabilities of the undersigned pursuant to this Guarantee shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned, and the undersigned and its heirs, legal representatives, successors and assigns shall remain fully liable under the Lease and this Guarantee regardless of any merger, corporate reorganization or restructuring involving Lessee regardless of the resulting organization, structure or ownership of Lessee. This Guarantee shall be governed by and construed in accordance with the laws of the State of Arizona.

            The undersigned hereby unconditionally consents and agrees that any legal action brought under this Guarantee may be brought in any State Court of the State of Arizona or in a Federal United States Court in Arizona and the undersigned hereby unconditionally consents to the jurisdiction of such courts in connection with any cause of action brought by or against Lessee and/or Guarantor(s) in any way directly or indirectly related to the aforementioned Lease or this Guarantee. Further, each Guarantor hereby irrevocably and unconditionally appoints P. J. Food Service, Inc., a Kentucky corporation (Lessee), and the lessee under the Lease if another party shall be the lessee under the Lease, as its duly authorized agent(s) for the service of process in connection with any such cause of action, either of which may be considered a fully authorized agent for service of process. Nothing herein shall prevent Lessor from serving process in any other manner permitted by law.

            The liability of the undersigned shall not be affected or impaired by any full or partial release of, settlement with, or agreement not to sue, Lessee or any other guarantor or other person liable in respect of the Lease, which Lessor is expressly authorized to do, omit or suffer from time to time, without notice to or approval by the undersigned. The singular herein shall include the plural and the plural shall include the singular when referring to the undersigned.

            The Guarantor hereby waives the applicability and the benefits of Arizona Revised Statutes Section 12-1641 and Section 12-1642 and Arizona Rules of Civil Procedure 17(f).

            At any time that Lessee is required to furnish a certificate pursuant to the Lease, the undersigned, by guarantying the terms and conditions of the Lease, agree that Guarantor, upon twenty (20) days prior written request to Lessee, shall certify (by written instrument, duly executed, acknowledged and delivered to Lessor and to any third person designated by Lessor in such request) that such person concurs with the statements set forth in said certificate by Lessee and that the guarantee of such person remains in full force and effect as to all obligations of Lessee under the Lease. Failure to deliver such certificate to Lessor (and any such designated third party) within such twenty (20) day period shall constitute automatic approval of the requested certificate as though such certificate had been fully executed and

                                  Exhibit "E"
                                 (Page 2 of 3)
delivered by such Guarantor to Lessor and such designated third party.

            IN WITNESS WHEREOF, the undersigned has executed this Guarantee as of the ____ day of _____________, 1996.

                                       GUARANTOR:

                                       PAPA JOHN'S INTERNATIONAL, INC., a
                                       Delaware corporation



                                       By:  NOT FOR SIGNATURE-EXHIBIT ONLY
                                            ------------------------------

                                            Its: _________________________

                                                           INITIALS:

                                                           Lessee_________

                                                           Lessor_________


                                  Exhibit "E"
                                 (Page 3 of 3)